                                                                    EXHIBIT 99.2



         SELECTED UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

     The following unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had the Company and INVESTools been a combined entity during the specified periods. The pro forma combined condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company and the financial statements of INVESTools, including the notes thereto.

     The following pro forma combined condensed financial statements give effect to the proposed merger of the Company and INVESTools using the pooling of interests method of accounting. The pro forma combined condensed financial statements are based on the respective historical audited and unaudited financial statements and the notes thereto of the Company and INVESTools.

     The pro forma combined condensed balance sheet for the year ended December 31, 1998 assumes that the Merger took place December 31, 1998 and combines the Company's audited December 31, 1998 consolidated balance sheet and INVESTools' unaudited December 31, 1998 balance sheet.

     The pro forma combined condensed statements of operations for the years ended December 31, 1998, 1997 and 1996 assume that the merger took place on January 1, 1996 and combines the Company's audited consolidated statements of operations for the years ended December 31, 1998, 1997 and 1996 and INVESTools' unaudited statements of operations for those same years.

                      TELESCAN, INC. AND INVESTOOLS, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                                                            PRO FORMA
                                                          TELESCAN        INVESTOOLS         COMBINED
                                                         -----------     -------------     ------------
                                                          (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)
Revenues...............................................    $15,542          $ 2,076          $17,618
Costs of revenues......................................      9,152              868           10,020
Selling, general and administrative expenses...........      9,240            2,257           11,497
Research and development...............................         --              818              818
Loss on writedown of impaired assets...................      1,530               --            1,530
Interest expense and other, net........................         97              655              752
                                                           -------          -------          -------
          Total costs and expenses.....................     20,019            4,598           24,617
                                                           =======          =======          =======
Loss before minority interest in loss of subsidiary....     (4,477)          (2,522)          (6,999)
Minority interest loss.................................        142               --              142
                                                           -------          -------          -------
Loss from continuing operations........................     (4,335)          (2,522)          (6,857)
Income from discontinued operations....................         19               --               19
                                                           -------          -------          -------
          Net loss.....................................     (4,316)          (2,522)          (6,838)
Preferred stock dividends..............................         94               --               94
Incremental yield dividend.............................         44               --               44
                                                           -------          -------          -------
Loss available to common stockholders..................    $(4,454)         $(2,522)         $(6,976)
                                                           =======          =======          =======
Loss from operations per common share:
  Basic and diluted....................................                                      $ (0.51)
Weighted average shares -- basic and diluted...........                                       13,439(B)
                                                                                             =======

            See Notes to pro forma combined condensed financial data

                      TELESCAN, INC. AND INVESTOOLS, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                                                                            PRO FORMA
                                                          TELESCAN        INVESTOOLS         COMBINED
                                                         -----------     -------------     ------------
                                                          (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)
Revenues...............................................    $16,125          $   758          $16,883
Costs of revenues......................................      8,756              334            9,090
Selling, general and administrative expenses...........      7,458            1,525            8,983
Research and development...............................         --              480              480
Interest expense, net..................................        105              179              284
                                                           -------          -------          -------
          Total costs and expenses.....................     16,319            2,518           18,837
                                                           =======          =======          =======
Loss before minority interest in loss of subsidiary....       (194)          (1,760)          (1,954)
Minority interest loss.................................        409               --             (409)
                                                           -------          -------          -------
Income (loss) from continuing operations...............        215           (1,760)          (1,545)
Loss from discontinued operations......................        (19)              --              (19)
                                                           -------          -------          -------
          Net income (loss)............................    $   196          $(1,760)         $(1,564)
                                                           =======          =======          =======
Income (loss) from operations per common share:
  Basic and diluted....................................                                      $ (0.12)
Weighted average shares -- basic and diluted...........                                       13,166(B)
                                                                                             =======

            See Notes to pro forma combined condensed financial data

                      TELESCAN, INC. AND INVESTOOLS, INC.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                                            PRO FORMA
                                                          TELESCAN        INVESTOOLS         COMBINED
                                                         -----------     -------------     ------------
                                                          (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)
Revenues...............................................    $13,756          $  114           $13,870
Costs of revenues......................................      8,549              78             8,627
Selling, general and administrative expenses...........      8,403             646             9,049
Research and development...............................         --             339               339
Loss on writedown of impaired assets
Interest expense, net..................................         83               9                92
                                                           -------          ------           -------
          Total costs and expenses.....................     17,035           1,072            18,107
Loss before minority interest in loss of subsidiary....     (3,279)           (958)           (4,237)
Minority interest loss.................................        345              --               345
                                                           -------          ------           -------
          Net loss.....................................    $(2,934)         $ (958)          $(3,892)
                                                           =======          ======           =======
Loss from operations per common share:
  Basic and diluted....................................                                      $ (0.30)
Weighted average shares -- basic and diluted...........                                       13,015(B)
                                                                                             =======

            See Notes to pro forma combined condensed financial data

                      TELESCAN, INC. AND INVESTOOLS, INC.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                               DECEMBER 31, 1998

                                     ASSETS

                                                                                          PRO FORMA
                                                 TELESCAN   INVESTOOLS   ADJUSTMENTS      COMBINED
                                                 --------   ----------   -----------      ---------
                                                               (DOLLARS IN THOUSANDS)
Current assets:
  Cash and cash equivalents....................  $    627    $   438       $    --        $  1,065
Restricted cash................................        --        114                           114
  Accounts receivable, net.....................     2,645        131                         2,776
  Receivables from affiliates..................       643         --                           643
  Inventories..................................        53         --                            53
  Prepaid expenses.............................       370         --                           370
  Other current assets.........................       235          6                           241
                                                 --------    -------       -------        --------
          Total current assets.................  $4,573...   $   689       $              $  5,262
                                                 ========    =======       =======        ========
Property and equipment, net....................     1,698        218                         1,916
Software development costs, net................     5,331         --                         5,331
Software technology rights, net................       196         --                           196
Capitalized data costs, net....................       150         --                           150
Other assets...................................        60         25                            85
                                                 --------    -------       -------        --------
          Total assets.........................  $ 12,008    $   932       $              $ 12,940
                                                 ========    =======       =======        ========

                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable.............................     2,237        423                         2,660
  Accrued liabilities..........................     1,074        281         3,100(D)        4,455
  Current installments of notes payable........       136      2,271                         2,407
  Current installments of obligations under
     capital leases............................       364         --                           364
  Amounts due stockholders and affiliates......        36         --                            36
                                                 --------    -------       -------        --------
          Total current liabilities............     3,847      2,976         3,100           9,922
Notes payable, less current installments.......        16         --                            16
  Obligations under capital leases, less
     current installments......................       327                                      327
  Mandatorily redeemable convertible preferred
     stock, warrants and options...............        --      3,965        (3,965)(C)          --
Stockholders' equity:
  Preferred stock..............................         1         --            --               1
  Common stock.................................       111         23             1(A)          135
  Additional paid-in capital...................    21,492         47         3,964          25,503
  Accumulated deficit..........................   (13,786)    (6,078)       (3,100)(D)     (22,964)
                                                 --------    -------       -------        --------
          Total stockholders' equity...........     7,818     (6,008)          865           2,675
                                                 --------    -------       -------        --------
          Total liabilities and stockholders'
            equity.............................  $ 12,008    $   932       $    --        $ 12,940
                                                 ========    =======       =======        ========

            See Notes to pro forma combined condensed financial data

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

BASIS OF PRESENTATION

     Certain revenues, expenses, assets and liabilities of INVESTools have been reclassified to conform with the presentation utilized by the Company. The effect of accounting policy differences are immaterial and have not been adjusted in the unaudited pro forma combined condensed financial data.

        (A) The pro forma combined condensed financial data assumes the maximum number of shares (2,400,000) are issued by Telescan to consummate the merger with INVESTools.

        (B) The pro forma number of common shares and common equivalent shares outstanding represents the historical weighted average shares outstanding of Telescan common stock in addition to the number of shares assumed to be issued in exchange for the common stock of INVESTools.

        (C) Assumes conversion of redeemable convertible preferred stock, warrants and options prior to the closing of the Merger.

        (D) Accrual for estimated costs of the transaction to the Company and INVESTools.



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